UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2026
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.50% Series L Non-Cumulative, perpetual preferred stock)	HBANZ	The Nasdaq Stock Market LLC
Common Stock—Par Value $0.01 per Share	HBAN	The Nasdaq Stock Market LLC
Nasdaq Texas, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On October 22, 2026, Huntington Bancshares Incorporated (Nasdaq: HBAN) announced that its Board of Directors ("Board") declared a quarterly cash dividend on the company’s common stock of $0.155 per common share, unchanged from the prior quarter. The common stock cash dividend is payable on January 4, 2027, to shareholders of record on December 18, 2026.
The Board also declared quarterly cash dividends on the following six series of its preferred stock payable January 15, 2027, to their respective shareholders of record on January 1, 2027: (i) a quarterly cash dividend on its Floating Rate Series B Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150500) of $17.51025352 per share (equivalent to $0.4377563 per depositary receipt share), (ii) a quarterly cash dividend on its 5.625% Series F Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150AT1) of $1,406.25 per share (equivalent to $14.0625 per depositary share), (iii) a quarterly cash dividend on its 4.450% Series G Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150AV6) of $1,112.50 per share (equivalent to $11.1250 per depositary share), (iv) a quarterly cash dividend on its 4.5% Series H Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (Nasdaq: HBANP) of $11.25 per share (equivalent to $0.28125 per depositary share), (v)a quarterly cash dividend on its 6.875% Series J Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (Nasdaq: HBANL) of $17.19 per share (equivalent to $0.42975 per depositary share), and (vi) a quarterly cash dividend on its 6.25% Series K Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock (CUSIP#: 446150BG8) of $1,562.50 per share (equivalent to $15.625 per depositary share).
Lastly, the Board declared a quarterly cash dividend on the company's 5.50% Series L Non-Cumulative Perpetual Preferred Stock (Nasdaq: HBANZ) of $343.75 per share (equivalent to $0.34375 per depositary share) payable February 19, 2027, to shareholders of record on February 4, 2027.
A copy of the press release is attached as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, dated October 22, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	October 22, 2026	By:	/s/ Marcy C. Hingst

Marcy C. Hingst
General Counsel and Secretary